INVESTOR PRESENTATION

March 2022

INSPIRED

ESSENTIAL ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; the potential effect of the Coronavirus pandemic, and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2020, as amended by Amendment No. 1 thereto, and in our subsequent quarterly reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available, free of charge, on the SEC's website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our initial business combination by acquiring the Inspired Gaming Group. Such acquisition and related transactions are referred to collectively as the "Business Combination". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

INSPIRED
ESSENTIAL ENTERTAINMENT

Inspired Entertainment, Inc. is a leading B2B provider of gaming content, systems and solutions across online/mobile and retail channels around the world which predominantly generates recurring revenues pursuant to long-term contracts.

CONTENT-DRIVEN GAME DEVELOPER

Experienced developer of differentiated and entertaining iGaming content and the preeminent provider of online and retail Virtual Sports content.



WIDE AREA GAMING PROVIDER

Leading provider of networked gaming equipment, content and services to regional Gaming and Leisure Operators in Europe and North America


PARTY TIME
PAC-MAN

INSPIRED
ESSENTIAL ENTERTAINMENT

Proven and Experienced Management Team

    

Name	Lorne Weil	Brooks Pierce	Daniel Silvers	Stewart Baker	Carys Damon
Position	Executive Chairman	President and Chief Operating Officer	Executive Vice President and Chief Strategy Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and General Counsel
Prior Experience	Chairman of the Board & CEO of Scientific Games	Aristocrat, Scientific Games, Sportech	IGT, bwin.party, Fortress Investment Group	Experian, Deloitte	Marriot Harrison LLP

Investment Highlights

- A leading omni-channel B2B gaming provider with recurring revenue through long-term contracts
- Growth potential in content-driven Interactive and Virtual Sports segments
- Strong resurgence of land-based channels following COVID-19 closures
- Margin expansion and declining capital intensity potential through increasing online/mobile presence

INSPIRED ESSENTIAL ENTERTAINMENT

INSPIRED

VIRTUAL SPORTS

INTERACTIVE

GAMING

LEISURE

Content Driven
High-growth, capital efficient



VIRTUAL SPORTS



INTERACTIVE

Rapid Expansion of Legalized Sports Betting and Lottery

Leverage Top-Performing Content in Rapidly Growing Online Gaming

Gaming Systems
Strong recovery following COVID-19 retail reopening



GAMING



LEISURE

Regulated Gaming Globally Shifting Share from Fewer Casinos to Many "Distributed" Venues

Cross-Selling Opportunities and Improved Economics from Digital Pub Conversion

SIGNIFICANT MOMENTUM IN NORTH AMERICA

Long-Term Growth Drivers

- Continue to grow capital efficient Interactive and Virtual Sports businesses
  - Expanded into Connecticut iGaming in Q1 2022
  - Announced iGaming license in Ontario, plans to launch in Q2 2022
- Expand North American VLT distribution
- Deploy existing content into underpenetrated channels
  - Growth opportunities with U.S. and Canadian lotteries
  - Announced Loto-Quebec as first iLottery customer
  - Q1 2022 acquisition of Sportech Lotteries, LLC to provide online, retail and iLottery services to Loteria Electronica Internacional Dominica S.A. ("LEIDSA") in the Dominican Republic



WESTERN CANADA LOTTERY CORPORATION
PLAYALBERTA
LOTO QUÉBEC
ONTARIO Gaming
MGCB
DCP
CONNECTICUT DEPARTMENT OF CONSUMER PROTECTION
DGE
PENNSYLVANIA LOTTERY
DCLOTTERY
LOTS OF PEOPLE WIN
LEIDSA

INSPIRED
ESSENTIAL ENTERTAINMENT

Content Creation is Core Competency

Proven track record for creating feature-rich games that deliver exciting experiences for regulated gaming, betting, lottery, social and leisure operators across land-based and mobile channels worldwide



LEISURE PARKS
BETTING SHOPS
GAMING
LEISURE
CONTENT-LED APPROACH
PUBS
INTERACTIVE
VIRTUAL SPORTS
ONLINE/ MOBILE
ROUTE OPERATIONS

- Cross-channel approach - We design our games to work across our product portfolio
  - Highly synergistic between land-based and online/mobile operations
  - Deep customer relationships
  - Player recognition of our brands/themes
  - Ability for players to play our games in whichever venue or mode they choose

INSPIRED
ESSENTIAL ENTERTAINMENT

Significant Momentum in Online Channels

Our content-driven Interactive and Virtual Sports businesses continue to grow their customer base in new, emerging and core markets



iGAMING and iLOTTERY
VIRTUAL SPORTS
2019
2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
LOTTOMATICA
GOLDEN NUGGET CASINO
novibet
888
SVENSKA SPEL
LOTO QUÉBEC
DRAFT KINGS
GAN
FANDUEL
iforium
RESORTS Casino Hotel
pariplay
Microgaming
STOIXIMAN GR
RELAX GAMING
sky vegas
Lottoland
kindred
BoyleSports
Harrah's
Casumo
Caliente
MGCB
SNAITECH
BETMGM
BET
GOLDEN NUGGET CASINO
DRAFT KINGS
PLAYALBERTA
LOTO QUÉBEC
GAN
RUSH STREET
DCP
CONSUMER PROTECTION
ONTARIO iGaming
intralot
SNAITECH
DRAFT KINGS
mish.com
GRAND NATIONAL
Sisal ŞANS
CHURCHILL DOWNS
Entain
BETMGM
opap
bet365
MOZZART
SG SCIENTIFIC GAMES
FORTUNA
BetPlay
novibet
NAPOLEON SPORTS & CASINO


CENTURION
MAXIMUS WINNUS
MEGAWAYS™

INTERACTIVE

- Online gaming operators use our top-performing game titles online and on mobile devices worldwide
- High-growth, high-margin recurring revenue business
- Gaining share from the launch of new content across the estate, growth in the customer base in new, emerging and core markets and increased promotional activity through exclusive deals with tier-one customers
  - Delivering online gaming portfolio to New Jersey, Michigan and Connecticut
  - Announced Loto-Quebec as first iLottery customer


REEL LINKING


BIG PIGGY BONUS


SPACE INVADERS


FORTUNE FREESPINS


BIG SPIN BONUS
110 MILLION
plays within the first
2 months of being live!
PLAY NOW
INSPIRED

INSPIRED
ESSENTIAL ENTERTAINMENT


CLEVELAND
22

VIRTUAL SPORTS

- A pioneer and leader in Ultra-HD games that create an always-on sports wagering experience
  - Largest portfolio with basketball, NFLA football, MLBPAA baseball, as well as men's and women's soccer
  - Continual stream of fast-paced action, ultra-realistic player simulations and a wide breadth of bet types
  - Cross-over product between sports betting and casino gaming
- High margin with revenue primarily generated through rev share contracts
- Popular in betting shops in the UK, Italy and Greece and online
- Expanding portfolio of North American customers, including Pennsylvania Lottery, Washington DC Lottery and New Jersey online casino operators

MAJOR LEAGUE BASEBALL ®
PLAYERS ALUMNI ®

NFL ALUMNI



INSPIRED
ESSENTIAL ENTERTAINMENT


CENTURION
CENTURION

GAMING

- Gaming growth shifting from large casinos to many distributed venues
- Inspired is a leader in server based gaming and provides content on a distributed basis, allowing access to a wide footprint through internet and proprietary networks
- ~32,000 machines live with top games in key jurisdictions, including UK, Greece and Italy, with revenue primarily generated through long-dated revenue share contracts (vs. product sales)
- Established North American presence with over 700 VLTs sold to date



REEL KING
Power★Stars
COPS 'n' ROBBERS
REEL KING
Multiplier

LEISURE

- A leading supplier of server based gaming terminals and pay to play entertainment products to pubs, arcades, motorway service areas and holiday resorts in the UK
- Ability to leverage top performing content across platforms
- Potential for digital transition to drive improved economics
  - Analog machines need to be physically removed to change the content, leading to high logistics costs.
  - Digital machines are connected to the server with multiple games



ANALOG MACHINES
DIGITAL MACHINES
Manual updates
1 game per machine
Lower daily cash box
Manual cash box collection
Multiple games per machine
Download games remotely
Refresh content frequently
Higher daily cash box
Ability to use mobile wallet based payments

INSPIRED
ESSENTIAL ENTERTAINMENT

Investment Highlights

A LEADING OMNI-CHANNEL B2B GAMING PROVIDER WITH RECURRING REVENUE THROUGH LONG-TERM CONTRACTS

- A leading presence in the UK, Greece and Italy with significant momentum in North America
- Combination of strong technology and top-performing content drive over 80% recurring revenue business[1] through long-term B2B contracts

GROWTH POTENTIAL IN CONTENT-DRIVEN INTERACTIVE & VIRTUAL SPORTS SEGMENTS

- Inspired's Interactive Adjusted EBITDA increased 73% year-over-year to $13.0 million in FY 2021 from $7.5 million in FY 2020, notwithstanding retail businesses reopening
- Gaining share from the launch of new content across the estate, growth in the customer base in new, emerging and core markets and increased promotional activity through exclusive deals with tier-one customers
- Anticipated to launch iGaming, Virtual Sports and iLottery in several additional markets in 2022

STRONG RESURGENCE OF RETAIL BUSINESSES FOLLOWING COVID-19 CLOSURES

- Retail venues in general largely returned to pre-COVID levels in customers' reopened retail venues in Q4 2021
- FY 2021 Adjusted EBITDA of $60.9 million, nearly double FY 2020 Adjusted EBITDA of $31.4 million when excluding VAT-related income [2]

MARGIN EXPANSION AND DECLINING CAPITAL INTENSITY POTENTIAL THROUGH INCREASING MOBILE PRESENCE

- High-growth, capital efficient Interactive and Virtual Sports segments are becoming a larger contributor to total Adjusted EBITDA
- Q4 2021 Adjusted EBITDA margin of 33%, a significant improvement over 8% in Q4 2020 when excluding VAT-related income [2]

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: All figures converted to USD based on exchange rate of 1.35 GBP/USD unless otherwise noted below.
(1) Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period. 2020 Recurring revenue excludes VAT-related revenue.
(2) The three months ended December 31, 2020 includes $32.5 million of VAT-related revenue and $31.7 million of VAT-related income. The twelve months ended December 31, 2020 includes $42.2 million of VAT-related revenue and $40.7 million of VAT-related income.

Market Capitalization

Capitalization Table	
(unaudited) *(US$ in millions, except per share data)*	**Actual 12/31/21**
Cash	$47.8
Senior Secured Notes[1]	316.7
Accrued Interest, Finance Lease Liabilities and Pension Liability[2]	4.8
Total Debt	$321.5
Net Debt	**$273.7**
Diluted Shares Outstanding[3] (in millions)	28.017
Share Price (As of market close March 10, 2022)	$11.82
Equity Market Capitalization	**$331.2**
Implied Enterprise Value[4]	**$604.9**

Note: Balance sheet figures are as of December 31, 2021. Equity market capitalization as of market close on March 10, 2022.
(1) Principal balance.
(2) Includes accrued interest of $2.0 million and finance lease liabilities of $2.8 million.
(3) As of December 31, 2021. Includes 1.584 million shares subject to vested RSUs.
(4) Equals Net Debt plus Equity Market Capitalization

INSPIRED
ESSENTIAL ENTERTAINMENT

INSPIRED




Spirit of the
SAMURAI


CENTURION

Appendix


GODDESS
AMAZON

Summary of 4Q 2021 Segment Performance

Three Months Ended December 31, 2021

(In $ millions)	Revenue Q4 2021	Revenue Q4 2020	%	Adjusted EBITDA[1] Q4 2021	Adjusted EBITDA[1] Q4 2020	%	Adjusted EBITDA Margin[1] Q4 2021	Adjusted EBITDA Margin[1] Q4 2020
Segments								
Interactive	$5.7	$4.2	36%	$2.6	$2.1	24%	46%	50%
Virtual Sports	11.0	8.7	26%	8.5	6.3	34%	77%	73%
Leisure	23.5	8.3	183%	6.3	(1.8)	NM[2]	27%	(22%)
Gaming (ex VAT)[3]	26.8	18.0	49%	8.5	3.5	143%	32%	20%
Corporate	-	-	0%	(3.9)	(6.9)	43%	-	0%
Total Company (ex VAT)	**$67.0**	**$39.2**	**71%**	**$22.0**	**$3.2**	**586%**	**33%**	**8%**
Gaming VAT[3]	-	32.5	NM[2]	-	31.7	NM[2]	-	97%
Total Company (incl VAT)	**$67.0**	**$71.7**	**(7%)**	**$22.0**	**$34.9**	**(37%)**	**33%**	**49%**

(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.
(2) Change is not meaningful
(3) The three months ended December 31, 2020 includes $32.5 million of VAT-related revenue and $31.7 million of VAT-related income. The twelve months ended December 31, 2020 includes $42.2 million of VAT-related revenue and $40.7 million of VAT-related income.

INSPIRED ESSENTIAL ENTERTAINMENT

Summary of FY 2021 Segment Performance

Twelve Months Ended December 31, 2021									
	Revenue			Adjusted EBITDA[1]			Adjusted EBITDA Margin[1]		
(In $ millions)	FY 2021	FY 2020	%	FY 2021	FY 2020	%	FY 2021	FY 2020
Segments								
Interactive	$22.8	$13.3	72%	$13.0	$7.5	73%	57%	57%
Virtual Sports	36.0	32.4	11%	28.4	25.1	13%	79%	78%
Leisure	68.7	43.6	58%	15.7	1.3	1134%	23%	3%
Gaming (ex VAT)[2]	78.3	68.3	15%	23.1	17.1	35%	29%	25%
Corporate	--	--	0%	(19.2)	(19.7)	3%	0%	0%
Total Company (ex VAT)	**$205.8**	**$157.5**	**31%**	**$60.9**	**$31.4**	**94%**	**30%**	**20%**
Gaming VAT[2]	3.1	42.2	(93%)	3.1	40.7	NM[2]	99%	96%
Total Company (incl VAT)	**$208.9**	**$199.7**	**5%**	**$64.0**	**$72.1**	**(11%)**	**31%**	**36%**

(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.
(2) The twelve months ended December 31, 2021 includes $3.1 million of VAT-related revenue and VAT-related income. The twelve months ended December 31, 2020 includes $42.2 million of VAT-related revenue and $40.7 million of VAT-related income.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: 4Q 2021 Adjusted EBITDA by Segment

Three Months Ended December 31, 2021

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 3.0	$ 7.3	$ 1.7	$ 2.1	$ (15.3)	$ (1.2)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.2	0.2
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	—	—	—	—	0.1	0.1
Stock-based compensation expense	0.7	0.3	0.2	0.3	2.9	4.4
Depreciation and amortization	4.8	0.9	0.7	3.9	0.5	10.8
Interest expense, net	—	—	—	—	6.4	6.4
Change in fair value of warrant liability	—	—	—	—	2.9	2.9
Other finance expenses / (income)	—	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	—	(1.5)	(1.5)
Adjusted EBITDA	**$ 8.5**	**$ 8.5**	**$ 2.6**	**$ 6.3**	**$ (3.9)**	**$ 22.0**
Adjusted EBITDA	**£ 6.3**	**£ 6.3**	**£ 2.0**	**£ 4.6**	**£ (2.9)**	**£ 16.3**
Exchange rate - $ to £						*1.35*

INSPIRED ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: 4Q 2020 Adjusted EBITDA by Segment

Three Months Ended December 31, 2020

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 28.3	$ 5.1	$ 1.4	$ (5.6)	$ (26.1)	$ 3.1
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.1	0.1
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	—	—	—	—	1.4	1.4
Stock-based compensation expense	0.3	0.1	0.1	0.1	1.1	1.7
Depreciation and amortization	6.6	1.1	0.6	3.7	0.4	12.4
Interest expense, net	—	—	—	—	8.0	8.0
Change in fair value of warrant liability	—	—	—	—	9.3	9.3
Other finance expenses (income)	—	—	—	—	(1.2)	(1.2)
Income tax	—	—	—	—	0.1	0.1
Adjusted EBITDA	$ 35.2	$ 6.3	$ 2.1	$ (1.8)	$ (6.9)	$ 34.9
Adjusted EBITDA	£ 26.5	£ 4.9	£ 1.6	£ (1.3)	£ (5.1)	£ 26.6
Exchange rate - $ to £						*1.32*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.
Gaming and Total Adjusted EBITDA include $31.7 million of VAT-related income.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: FY 2021 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2021

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 1.8	$ 22.8	$ 9.2	$ (1.0)	$ (69.5)	$ (36.7)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.8	0.8
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	—	—	—	—	1.6	0.8
Refinancing of Company Debt	—	—	—	—	0.8	0.8
Italian tax related costs relating to prior years		1.4	—	—	—	1.4
Stock-based compensation expense	1.8	0.8	0.6	0.6	9.2	13.0
Depreciation and amortization	22.5	3.4	3.2	16.1	1.8	47.0
Interest expense, net					44.3	44.3
Change in fair value of warrant liability					(0.9)	(0.9)
Other finance expenses / (income)	—	—	—	—	(5.7)	(5.7)
Income tax	—	—	—	—	(1.6)	(1.6)
Adjusted EBITDA	**$ 26.1**	**$ 28.4**	**$ 13.0**	**$ 15.7**	**$ (19.2)**	**$ 64.0**
Adjusted EBITDA	**£ 19.1**	**£ 20.7**	**£ 9.5**	**£ 11.4**	**£ (14.0)**	**£ 46.7**
Exchange rate - $ to £						*1.37*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. Gaming and Total Revenue include $36.2 million of VAT-related revenue.
Gaming and Total Adjusted EBITDA include $3.1 million of VAT-related income.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: FY 2020 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2020

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 29.5	$ 21.0	$ 4.9	$ (15.8)	$ (72.0)	$ (32.4)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.6	0.6
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	0.8	0.8
Acquisition and integration related transaction expenses	—	—	—	—	7.0	7.0
Impairment on interest in equity method investee	—	—	—	—	0.7	0.7
Stock-based compensation expense	0.8	0.4	0.3	0.1	3.2	4.8
Depreciation and amortization	27.6	3.7	2.3	16.9	1.8	52.3
Interest expense net	—	—	—	—	30.0	30.0
Change in fair value of warrant liability	—	—	—	—	3.2	3.2
Other finance expenses / (income)	—	—	—	—	4.7	4.7
Income tax	—	—	—	—	0.4	0.4
Adjusted EBITDA	$ 57.9	$ 25.1	$ 7.5	$ 1.3	$ (19.7)	$ 72.1
Adjusted EBITDA	£ 44.3	£ 19.6	£ 5.9	£ 0.9	£ (15.2)	£ 55.5
Exchange rate - $ to £						*1.29*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.
Gaming and Total Adjusted EBITDA include $41.3 million of VAT-related income.

INSPIRED
ESSENTIAL ENTERTAINMENT

INSPIRED

ESSENTIAL ENTERTAINMENT